SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 7, 2003



Commission       Registrant; State of Incorporation;       I.R.S. Employer
File Number        Address; and Telephone Number          Identification No.
-----------      -----------------------------------      ------------------

333-21011     FIRSTENERGY CORP.                               34-1843785
              (An Ohio Corporation)
              76 South Main Street
              Akron, Ohio  44308
              Telephone (800)736-3402


1-2578        OHIO EDISON COMPANY                             34-0437786
              (An Ohio Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402


1-3491        PENNSYLVANIA POWER COMPANY                      25-0718810
              (A Pennsylvania Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402



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Item 5.  Other Events

         Reference is made to Item 1. Business - Environmental Matters - Air Regulation in the Form 10-K for the year ended December 31, 2002 of Ohio Edison Company and Pennsylvania Power Company, wholly owned subsidiaries of FirstEnergy Corp., with respect to a complaint filed by the U.S. Department of Justice with respect to the W.H. Sammis Plant. On Thursday, August 7, 2003, the United States District Court for the Southern District of Ohio ruled that 11 projects undertaken at the W. H. Sammis Plant between 1984 and 1998 required pre-construction permits under the Clean Air Act. The ruling concludes the liability phase of the case, which deals with applicability of Prevention of Significant Deterioration provisions of the Clean Air Act. The remedy phase, which is currently scheduled to be heard beginning March 15, 2004, will address civil penalties and what, if any, actions should be taken to further reduce emissions at the Plant.

         In the ruling, the Court indicated that the remedies it "may consider and impose involved a much broader, equitable analysis, requiring the Court to consider air quality, public health, economic impact, and employment consequences. The Court may also consider the less than consistent efforts of the EPA to apply and further enforce the Clean Air Act."



                                    SIGNATURE


             Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



August 8, 2003


                                            FIRSTENERGY CORP.
                                            -----------------
                                               Registrant

                                           OHIO EDISON COMPANY
                                           -------------------
                                               Registrant

                                        PENNSYLVANIA POWER COMPANY
                                        --------------------------
                                               Registrant




                                        /s/  Harvey L. Wagner
                                   ---------------------------------------
                                             Harvey L. Wagner
                                         Vice President, Controller
                                        and Chief Accounting Officer


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